UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	October 26, 2004
(October 22, 2004)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

1-6986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02                     Results of Operations and Financial Condition

On October 22, 2004, PNM Resources, Inc. (the "Company") filed a Form 8-K containing a press release announcing its unaudited results of operations for the three and nine months ended September 30, 2004.  As supplemental information, PNM Resources, Inc. and Subsidiaries Consolidated Statements of Earnings for the three and nine months ended September 30, 2004 and 2003 and other financial information is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The Company's press release and other communications from time to time may include certain non-GAAP financial measures.  A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income, other income and deductions, net income, earnings per share and other GAAP measures of operating performance that exclude or include the effect of litigation settlements, accounting or regulatory changes, the restructuring of selected operations, certain merger activities and other similar events.  The Company's management believes these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings capacity of the Company's operations.  Management also believes that the presentation of the non-GAAP financial measure is consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods.  The non-GAAP financial measures used by the Company should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section and not deemed incorporated by reference in any filing under the Securities Act of 1933.

EXHIBIT INDEX

Exhibit Number Description

99.1     PNM Resources, Inc. and Subsidiaries Consolidated Statement of Earnings for the three and nine months ended September 30, 2004 and 2003 and other financial information.

EXHIBIT 99.1

PNM RESOURCES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)

	Three Months Ended		NineMonths Ended
	September 30,		September 30,
	2004	2003	2004	2003
	(In thousands, except per share amounts)

Operating Revenues:
Electric	$ 314,022	$ 343,281	$ 863,783	$ 842,758
Gas	73,530	47,566	330,290	251,272
Other	178	25	557	137
Total operating revenues	387,730	390,872	1,194,630	1,094,167

Operating Expenses:
Cost of energy sold	227,724	220,127	703,862	596,789
Administrative and general	37,537	38,599	120,486	113,241
Energy production costs	33,735	34,217	107,977	103,826
Depreciation and amortization	21,802	29,260	74,370	86,484
Transmission and distribution costs	14,755	15,150	44,397	46,503
Taxes, other than income taxes	8,178	7,439	25,924	21,945
Income taxes	11,784	10,199	29,601	26,158
Total operating expenses	355,515	354,991	1,106,617	994,946
Operating income	32,215	35,881	88,013	99,221

Other Income and Deductions:
Other income	10,783	15,455	32,961	39,406
Other deductions	(236)	(18,761)	(4,222)	(40,693)
Income tax (expense) benefit	(2,918)	1,193	(9,104)	468
Net other income (deductions)	7,629	(2,113)	19,635	(819)

Interest Charges	12,280	17,053	38,164	53,050

Preferred Stock Dividend Requirements
of Subsidiary	147	147	440	440

Net Earnings Before Cumulative Effect of
Changes in Accounting Principles	27,417	16,568	69,044	44,912

Cumulative Effect of Changes in Accounting
Principles, Net of Tax of $23,999	-	-	-	36,621

Net Earnings	$ 27,417	$ 16,568	$ 69,044	$ 81,533

Net Earnings per Common Share:

Basic	$ 0.45	$ 0.27	$ 1.14	$ 1.37

Diluted	$ 0.45	$ 0.27	$ 1.13	$ 1.36

Dividends Paid per Common Share	$ 0.16	$ 0.15	$ 0.47	$ 0.45

PNM RESOURCES, INC. AND SUBSIDIARIES
       COMPARATIVE OPERATING STATISTICS

The following table shows electric revenues by customer class and average customers:

Electric Retail Revenues

	Three Months Ended
	September 30,
	2004	2003	Variance
	(In thousands except customers)
Residential	$ 55,615	$ 58,545	$ (2,930)
Commercial	70,594	73,674	(3,080)
Industrial	15,964	16,689	(725)
Other	5,749	5,838	(89)
	$147,922	$154,746	$ (6,824)

Average customers	408,225	397,489	10,736
	Nine Months Ended
	September 30,
	2004	2003	Variance
	(In thousands except customers)
Residential	$156,568	$156,135	$ 433
Commercial	190,459	192,008	(1,549)
Industrial	46,224	48,952	(2,728)
Other	15,402	14,947	455
	$408,653	$412,042	$ (3,389)

Average customers	405,598	394,878	10,720

(Intentionally left blank)

PNM RESOURCES, INC. AND SUBSIDIARIES
       COMPARATIVE OPERATING STATISTICS

The following table shows electric sales by customer class:

Electric Sales

	Three Months Ended
	September 30,
	2004	2003	Variance
	(Megawatt hours)
Residential	675,228	691,842	(16,614)
Commercial	980,115	992,245	(12,130)
Industrial	330,392	332,747	(2,355)
Other	77,969	76,305	1,664
	2,063,704	2,093,139	(29,435)
	Nine Months Ended
	September 30,
	2004	2003	Variance
	(Megawatt hours)
Residential	1,898,537	1,827,897	70,640
Commercial	2,619,447	2,546,486	72,961
Industrial	959,700	975,397	(15,697)
Other	193,696	189,612	4,084
	5,671,380	5,539,392	131,988

(Intentionally left blank)

PNM RESOURCES, INC. AND SUBSIDIARIES
       COMPARATIVE OPERATING STATISTICS

The following table shows gas revenues by customer and average customers:

Gas Revenues

	Three Months Ended
	September 30,
	2004	2003	Variance
	(In thousands except customers)
Residential	$ 29,170	$ 25,573	$ 3,597
Commercial	10,595	9,189	1,406
Industrial	287	391	(104)
Transportation*	3,650	5,584	(1,934)
Other	29,828	6,829	22,999
	$ 73,530	$ 47,566	$ 25,964

Average customers	459,461	450,378	9,083
	Nine Months Ended
	September 30,
	2004	2003	Variance
	(In thousands except customers)
Residential	$183,961	$155,855	$ 28,106
Commercial	59,547	50,587	8,960
Industrial	1,577	1,856	(279)
Transportation*	11,593	15,339	(3,746)
Other	73,612	27,635	45,977
	$ 330,290	$251,272	$ 79,018

Average customers	459,996	451,164	8,832

*Customer-owned gas.

(Intentionally left blank)

PNM RESOURCES, INC. AND SUBSIDIARIES
       COMPARATIVE OPERATING STATISTICS

The following table shows gas throughput by customer class:

Gas Throughput

	Three Months Ended
	September 30,
	2004	2003	Variance
	(Thousands of decatherms)
Residential	2,257	2,212	45
Commercial	1,319	1,306	13
Industrial	41	62	(21)
Transportation*	14,907	17,613	(2,706)
Other	4,566	955	3,611
	23,090	22,148	942
	Nine Months Ended
	September 30,
	2004	2003	Variance
	(Thousands of decatherms)
Residential	19,605	18,069	1,536
Commercial	7,592	7,281	311
Industrial	233	318	(85)
Transportation*	35,641	42,703	(7,062)
Other	11,701	3,924	7,777
	74,772	72,295	2,477

*Customer-owned gas.

Electric Transmission Revenues

	Three Months Ended
	September 30,
	2004	2003	Variance
	(In thousands)
External customers	$ 4,490	$ 8,920	$ (4,430)
	Nine Months Ended
	September 30,
	2004	2003	Variance
	(In thousands)
External customers	$ 13,324	$ 15,794	$ (2,470)

PNM RESOURCES, INC. AND SUBSIDIARIES
       COMPARATIVE OPERATING STATISTICS

The following table shows revenues by customer class:

Wholesale Revenues

	Three Months Ended
	September 30,
	2004	2003	Variance
	(In thousands)
Long-term contracts*	$ 41,600	$ 37,384	$ 4,216
Forward sales*	70,725	64,792	5,933
Short-term sales	72,790	78,074	(5,284)
	$ 185,115	$180,250	$ 4,865
	Nine Months Ended
	September 30,
	2004	2003	Variance
	(In thousands)
Long-term contracts*	$118,484	$100,909	$ 17,575
Forward sales*	145,239	123,689	21,550
Short-term sales	211,691	191,859	19,832
	$475,414	$416,457	$ 58,957

*Includes mark-to-market gains/(losses).

Note:  For comparative purposes, wholesale revenues for the three months ended and nine months ended September 30, 2004 have not been reclassified to a net margin basis in accordance with GAAP.  The impact would be to reduce 2004 forward sales revenue by  $23.5 million and $33.6 million, respectively.

(Intentionally left blank)

PNM RESOURCES, INC. AND SUBSIDIARIES
       COMPARATIVE OPERATING STATISTICS

The following table shows sales by customer class:

Wholesale Sales

	Three Months Ended
	September 30,
	2004	2003	Variance
	(Megawatt hours)
Long-term contracts	783,582	667,336	116,246
Forward sales	1,240,584	1,063,000	177,584
Short-term sales	1,524,171	1,578,124	(53,953)
	3,548,337	3,308,460	239,877
	Nine Months Ended
	September 30,
	2004	2003	Variance
	(Megawatt hours)
Long-term contracts	2,216,392	1,783,681	432,711
Forward sales	2,794,544	2,580,380	214,164
Short-term sales	4,767,375	4,386,868	380,507
	9,778,311	8,750,929	1,027,382

(Intentionally left blank)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. AND
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: October 26, 2004	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)